Exhibit 10.2d





INTERNAL REVENUE SERVICE                     DEPARTMENT OF THE TREASURY
DISTRICT DIRECTOR
G.P.O. BOX 1680
BROOKLYN, NY 11202
                                       Employer Identification Number:
Date:  FEB 22 1995                         05-0346132
                                       File Folder Number:
                                           023000274
GRINNELL CORPORATION                   Person to Contact:
THREE TYCO PARK                            JEANNE CRONIN
EXETER, NH 03833                       Contact Telephone Number:
                                           (617) 565-7771
                                        Plan Name:
                                         GRINELL CORPORATION HOURLY
                                         RETIREMENT SAVINGS & INVESTMENT PL
                                        Plan Number: 022

Dear Applicant:

    We have made a favorable determination on your plan, identified above, based on the information supplied. Please keep this letter in your permanent records.

    Continued qualification of the plan under its present form will depend on its effect in operation. (See section 1.401-1(b)(3) of the Income Tax Regulations.) We will review the status of the plan in operation periodically.

    The enclosed document explains the significance of this favorable determination letter, points out some features that may affect the qualified status of your employee retirement plan, and provides information on the reporting requirements for your plan. It also describes some events that automatically nullify it. It is very important that you read the publication.

    This letter relates only to the status of your plan under the Internal Revenue Code. It is not a determination regarding the effect of other federal or local statutes.

    This determination letter is applicable for the amendment(s) adopted on March 19, 1990.

    This determination letter is also applicable for the amendment(s) adopted on January 17, 1992.

    This letter is issued under Rev. Proc. 93-39 and considers the amendments required by the Tax Reform Act of 1986 except as otherwise specified in this letter.

    The information on the enclosed addendum is an integral part of this determination. Please be sure to read and keep it with this letter.

    We have sent a copy of this letter to your representative as indicated in the power of attorney.


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                                    -2-

GRINNELL CORPORATION

    If you have questions concerning this matter, please contact the person whose name and telephone number are shown above.

                                   Sincerely yours,



                                   /s/ Herbert J. Huff
                                   Herbert J. Huff
                                   District Director

Enclosures:
Publication 794
Reporting & Disclosure Guide
  for Employee Benefit Plans
Addendum


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                                    -3-


GRINNELL CORPORATION


    This determination letter applies to the amendments adopted Nov. 14, 1994 and Nov. 15, 1994.
    This determination letter applies to the following controlled group members: Allied Tube and Condit Corp., Ludlow Corp., Mueller Co., Simplex Wire and Cable Co., Tyco Laboratories, Inc. and Wormald U.S., Inc.